EX. – 99.(a) (15)

ARTICLES SUPPLEMENTARY

OF

MERCANTILE FUNDS, INC.

MERCANTILE FUNDS, INC., a Maryland corporation having its principal office in the City of Baltimore, Maryland and registered as an open-end investment company under the Investment Company Act of 1940, as amended (hereinafter called the “Company”), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

FIRST: Pursuant to the authority given to the Board of Directors in Article VI, Section 6.4 of the Company’s Articles of Incorporation, the Board of Directors has reclassified Two Billion Seven Hundred Million (2,700,000,000) unissued and previously classified shares to unclassified shares pursuant to the following resolutions adopted at a regular meeting of the Board of Directors held on February 20, 2004:

RESOLVED, that following the automatic conversion of outstanding Special Series 2 shares of capital stock with the letter designations Classes A through C, E through H, and J through Q to Special Series 1 shares of capital stock with the same respective class letter designations, and pursuant to Section 2-208 of the Maryland General Corporation Law, the Board of Directors of the Company has reclassified Two Billion Seven Hundred Million (2,700,000,000) of the Company’s authorized but unissued shares of capital stock, of the par value of $.001 per share and an aggregate par value of Two Million Seven Hundred Thousand Dollars ($2,700,000), to unclassified shares as follows:

Classification	Number of Authorized and Unissued Shares Being Reclassified to Unclassified Shares
Class A – Special Series 2	500,000,000
Class B – Special Series 2	500,000,000
Class C – Special Series 2	500,000,000
Class E – Special Series 2	100,000,000
Class F – Special Series 2	100,000,000
Class G – Special Series 2	100,000,000
Class H – Special Series 2	100,000,000
Class J – Special Series 2	100,000,000
Class K – Special Series 2	100,000,000
Class L – Special Series 2	100,000,000
Class M – Special Series 2	100,000,000
Class N – Special Series 2	100,000,000
Class O – Special Series 2	100,000,000
Class P – Special Series 2	100,000,000
Class Q – Special Series 2	100,000,000

2,700,000,000

FURTHER RESOLVED, that each unissued share of capital stock reclassified in these resolutions shall remain unclassified until further classified by the Board of Directors of the Company with such preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption as may be determined by the Board of Directors;

FURTHER RESOLVED, that the Articles Supplementary relating to the aforesaid reclassification of certain previously classified but unissued shares of capital stock of the

Company be, and they hereby are, deemed resolutions of the Board of Directors and are approved in substantially the form presented at this meeting.

SECOND: The shares of capital stock of the Company reclassified pursuant to the resolutions of the Board of Directors set forth in Article FIRST have been reclassified by the Company’s Board of Directors under the authority contained in the Company’s Charter.

THIRD: The total number of shares of capital stock that the Company is authorized to issue is Twenty Billion (20,000,000,000) shares, of the par value of One Mill ($.001) per share and of the aggregate par value of Twenty Million Dollars ($20,000,000), heretofore classified as follows:

Classification	Number of Shares Authorized
Class A –	1,200,000,000
Class A – Special Series 1	500,000,000
Class A – Special Series 2	500,000,000
Class A – Special Series 3	500,000,000
Class B	700,000,000
Class B – Special Series 1	500,000,000
Class B – Special Series 2	500,000,000
Class B – Special Series 3	500,000,000
Class C	600,000,000
Class C – Special Series 1	500,000,000
Class C – Special Series 2	500,000,000
Class C – Special Series 3	500,000,000
Class E	500,000,000
Class E – Special Series 1	100,000,000
Class E – Special Series 2	100,000,000
Class E – Special Series 3	100,000,000
Class F	500,000,000
Class F – Special Series 1	100,000,000
Class F – Special Series 2	100,000,000
Class F – Special Series 3	100,000,000
Class G	400,000,000
Class G – Special Series 1	100,000,000
Class G – Special Series 2	100,000,000
Class G – Special Series 3	100,000,000
Class H	400,000,000
Class H – Special Series 1	100,000,000
Class H – Special Series 2	100,000,000
Class H – Special Series 3	100,000,000
Class J	400,000,000
Class J – Special Series 1	100,000,000
Class J – Special Series 2	100,000,000
Class J – Special Series 3	100,000,000
Class K	400,000,000
Class K – Special Series 1	100,000,000
Class K – Special Series 2	100,000,000
Class K – Special Series 3	100,000,000
Class L	400,000,000
Class L – Special Series 1	100,000,000
Class L – Special Series 2	100,000,000
Class L – Special Series 3	100,000,000
Class M	400,000,000
Class M– Special Series 1	100,000,000
Class M – Special Series 2	100,000,000

Class M – Special Series 3	100,000,000
Class N	400,000,000
Class N – Special Series 1	100,000,000
Class N – Special Series 2	100,000,000
Class N – Special Series 3	100,000,000
Class O	400,000,000
Class O – Special Series 1	100,000,000
Class O – Special Series 2	100,000,000
Class O – Special Series 3	100,000,000
Class P	400,000,000
Class P – Special Series 1	100,000,000
Class P – Special Series 2	100,000,000
Class P – Special Series 3	100,000,000
Class Q	400,000,000
Class Q – Special Series 1	100,000,000
Class Q– Special Series 2	100,000,000
Class Q– Special Series 3	100,000,000
Class R	400,000,000
Class R – Special Series 1	100,000,000
Class S	400,000,000
Class S – Special Series 1	100,000,000
Class T	400,000,000
Class T – Special Series 1	100,000,000
Class U	400,000,000
Class U – Special Series 1	100,000,000
Class V	400,000,000
Class V – Special Series 1	100,000,000
Unclassified	1,900,000,000

20,000,000,000

FOURTH: The total number of shares of capital stock that the Company is authorized to issue is Twenty Billion (20,000,000,000) shares, of the par value of One Mill ($.001) per share and of the aggregate par value of Twenty Million Dollars ($20,000,000), and which upon these Articles Supplementary becoming effective, will be classified as follows:

Classification	Number of Shares Authorized
Class A –	1,200,000,000
Class A – Special Series 1	500,000,000
Class A – Special Series 3	500,000,000
Class B	700,000,000
Class B – Special Series 1	500,000,000
Class B – Special Series 3	500,000,000
Class C	600,000,000
Class C – Special Series 1	500,000,000
Class C – Special Series 3	500,000,000
Class E	500,000,000
Class E – Special Series 1	100,000,000
Class E – Special Series 3	100,000,000
Class F	500,000,000
Class F – Special Series 1	100,000,000
Class F – Special Series 3	100,000,000
Class G	400,000,000
Class G – Special Series 1	100,000,000
Class G – Special Series 3	100,000,000
Class H	400,000,000

Class H – Special Series 1	100,000,000
Class H – Special Series 3	100,000,000
Class J	400,000,000
Class J – Special Series 1	100,000,000
Class J – Special Series 3	100,000,000
Class K	400,000,000
Class K – Special Series 1	100,000,000
Class K – Special Series 3	100,000,000
Class L	400,000,000
Class L – Special Series 1	100,000,000
Class L – Special Series 3	100,000,000
Class M	400,000,000
Class M – Special Series 1	100,000,000
Class M – Special Series 3	100,000,000
Class N	400,000,000
Class N – Special Series 1	100,000,000
Class N – Special Series 3	100,000,000
Class O	400,000,000
Class O – Special Series 1	100,000,000
Class O – Special Series 3	100,000,000
Class P	400,000,000
Class P – Special Series 1	100,000,000
Class P – Special Series 3	100,000,000
Class Q	400,000,000
Class Q – Special Series 1	100,000,000
Class Q– Special Series 3	100,000,000
Class R	400,000,000
Class R – Special Series 1	100,000,000
Class S	400,000,000
Class S – Special Series 1	100,000,000
Class T	400,000,000
Class T – Special Series 1	100,000,000
Class U	400,000,000
Class U – Special Series 1	100,000,000
Class V	400,000,000
Class V – Special Series 1	100,000,000
Unclassified	4,600,000,000

20,000,000,000

IN WITNESS WHEREOF, MERCANTILE FUNDS, INC. has caused these presents to be signed in its name and on its behalf by its Vice President and witnessed by its Secretary as of this 28 day of May, 2004.

MERCANTILE FUNDS, INC.

By:	/s/ CORNELIA H. MCKENNA
Cornelia H. McKenna Vice President

Witness:

/s/ JENNIFER E. VOLLMER
Jennifer E. Vollmer Secretary

CERTIFICATE

THE UNDERSIGNED, Vice President of MERCANTILE FUNDS, INC., who executed on behalf of said Company the attached Articles Supplementary of said Company, of which this certificate is made a part, hereby acknowledges, in the name and on behalf of said Company, the attached Articles Supplementary to be the corporate act of said Company, and certifies that to the best of his knowledge, information and belief the matters and facts set forth in the attached Articles Supplementary with respect to authorization and approval are true in all materials respects, under the penalties for perjury.

Dated: May 28, 2004	/s/ CORNELIA H. MCKENNA
Cornelia H. McKenna Vice President